Components of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Net Periodic Benefit Cost:
Service cost	$ 5	$ 275	$ 568
Interest cost	5	91	126
Projected return on plan assets	(29)	(77)	(78)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	37	48	41
Net periodic benefit cost	$ 18	$ 337	$ 657